UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2022

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 6000	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.
On June 17, 2022, Kirk Somers, Chief Legal and Privacy Officer of Cardlytics, Inc. (the “Company”), notified the Company of his intent to resign from his full-time role at Cardlytics effective July 15, 2022. Nick Lynton, currently the Company’s Assistant General Counsel, will assume Mr. Somers’ responsibilities and take over as the Company’s Chief Legal and Privacy Officer as of that date. Mr. Somers will continue in a part-time capacity as Of Counsel until December 31, 2023 (the “Termination Date”), providing advice on legal and regulatory matters pursuant to a Transition Agreement, the terms of which are described below.
On June 20, 2022, Mr. Somers entered into a Transition Agreement with the Company, which agreement supersedes any other compensation agreements between Mr. Somers and the Company, including Mr. Somers’ existing Employment Agreement. Pursuant to the Transition Agreement, Mr. Somers’ current salary and benefits will continue through the Termination Date. Mr. Somers will be entitled to receive any bonus paid for the second quarter based on the Company’s performance for the second quarter. For the 2022 annual bonus, Mr. Somers will be entitled to receive a pro-rata portion based on the days worked as a full-time employee in 2022, provided that the Company pays bonuses to other executives. Mr. Somers’ entitlement to the compensation and benefits under the Transition Agreement are subject to his execution of appropriate releases to the Company and continued compliance with his existing restrictive covenants.
The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by reference to the Transition Agreement, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	June 21, 2022	By:	/s/ Andrew Christiansen
Andrew Christiansen
Chief Financial Officer (Principal Financial and Accounting Officer)